Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2018

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21 percent and 35 percent for periods prior to January 1, 2018.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets, and

•	Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics(1)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	June 30,	Percent Changes vs.
(amounts in millions, except per share amounts)	2018	2018	2017	1Q18	2Q17
Net interest income(3)	$791	$777	$757	2%	4%
FTE adjustment	(7)	(7)	(12)	—	42
Net interest income	784	770	745	2	5
Provision for credit losses	56	66	25	(15)	124
Noninterest income	336	314	325	7	3
Noninterest expense	652	633	694	3	(6)
Income before income taxes	412	385	351	7	17
Provision for income taxes	57	59	79	(3)	(28)
Net income	355	326	272	9	31
Dividends on preferred shares	21	12	19	75	11
Net income applicable to common shares	$334	$314	$253	6%	32%

Net income per common share - diluted	$0.30	$0.28	$0.23	7%	30%
Cash dividends declared per common share	0.11	0.11	0.08	—	38
Tangible book value per common share at end of period	7.27	7.12	6.74	2	8
Number of common shares repurchased (000)	—	3,007	—	(100)	—
Average common shares - basic	1,103,337	1,083,836	1,088,934	2	1
Average common shares - diluted	1,122,612	1,124,778	1,108,527	—	1
Ending common shares outstanding	1,104,227	1,101,796	1,090,016	—	1
Return on average assets	1.36%	1.27%	1.09%
Return on average common shareholders’ equity	13.2	13.0	10.6
Return on average tangible common shareholders’ equity(2)	17.6	17.5	14.4
Net interest margin(3)	3.29	3.30	3.31
Efficiency ratio(4)	56.6	56.8	62.9
Effective tax rate	13.8	15.3	22.4
Average total assets	$104,821	$103,848	$100,121	1	5
Average earning assets	96,363	95,412	91,728	1	5
Average loans and leases	71,887	70,484	67,345	2	7
Average loans and leases - linked quarter annualized growth rate	8.0%	9.0%	2.2%
Average total deposits	$79,290	$76,946	$76,553	3	4
Average core deposits(5)	75,386	73,392	72,291	3	4
Average core deposits - linked quarter annualized growth rate	10.9%	(3.0)%	4.4%
Average shareholders’ equity	11,333	10,855	10,594	4	7
Average common total shareholders' equity	10,130	9,794	9,523	3	6
Average tangible common shareholders' equity	7,880	7,533	7,283	5	8
Total assets at end of period	105,358	104,246	101,407	1	4
Total shareholders’ equity at end of period	11,472	11,308	10,654	1	8

NCOs as a % of average loans and leases	0.16%	0.21%	0.21%
NAL ratio	0.52	0.54	0.54
NPA ratio(6)	0.57	0.59	0.61
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.02	1.01	0.98
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.15	1.13	1.11
Common equity tier 1 risk-based capital ratio(7)	10.53	10.45	9.88
Tangible common equity / tangible asset ratio(8)	7.78	7.70	7.41
See Notes to the Year to Date and Quarterly Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics(1)
(Unaudited)

	Six Months Ended June 30,		Change
(amounts in millions, except per share amounts)	2018	2017	Amount	Percent
Net interest income(3)	$1,568	$1,499	$69	5%
FTE adjustment	(14)	(24)	10	42
Net interest income	1,554	1,475	79	5
Provision for credit losses	122	93	29	31
Noninterest income	650	638	12	2
Noninterest expense	1,285	1,402	(117)	(8)
Income before income taxes	797	618	179	29
Provision for income taxes	116	138	(22)	(16)
Net Income	681	480	201	42
Dividends on preferred shares	33	38	(5)	(13)
Net income applicable to common shares	$648	$442	$206	47%

Net income per common share - diluted	$0.58	$0.40	$0.18	45%
Cash dividends declared per common share	0.22	0.16	0.06	38

Average common shares - basic (000)	1,093,587	1,087,654	5,933	1
Average common shares - diluted	1,123,646	1,108,572	15,074	1

Return on average assets	1.32%	0.97%
Return on average common shareholders’ equity	13.1	9.4
Return on average tangible common shareholders’ equity(2)	17.5	12.9
Net interest margin(3)	3.30	3.31
Efficiency ratio(4)	56.7	64.3
Effective tax rate	14.6	22.3

Average total assets	$104,337	$100,232	$4,105	4
Average earning assets	95,890	91,434	4,456	5
Average loans and leases	71,190	67,164	4,026	6
Average total deposits	78,125	76,248	1,877	2
Average core deposits(5)	74,395	71,898	2,497	3
Average shareholders’ equity	11,095	10,509	586	6
Average common total shareholders' equity	9,963	9,437	526	6
Average tangible common shareholders' equity	7,708	7,193	515	7

NCOs as a % of average loans and leases	0.19%	0.22%
NAL ratio	0.52	0.54
NPA ratio(6)	0.57	0.61
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)
Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

(4)	Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(6)	NPAs include other real estate owned.

(7)	June 30, 2018, figures are estimated.

(8)
Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions, except number of shares)	2018	2017	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,382	$1,520	(9)%
Interest-bearing deposits in banks	41	47	(13)
Trading account securities	85	86	(1)
Available-for-sale securities	14,070	14,869	(5)
Held-to-maturity securities	8,682	9,091	(4)
Other securities	597	600	(1)
Loans held for sale	709	488	45
Loans and leases(1)	72,406	70,117	3
Allowance for loan and lease losses	(741)	(691)	(7)
Net loans and leases	71,665	69,426	3
Bank owned life insurance	2,488	2,466	1
Premises and equipment	840	864	(3)
Goodwill	1,993	1,993	—
Other intangible assets	319	346	(8)
Servicing rights	248	238	4
Accrued income and other assets	2,239	2,151	4
Total assets	$105,358	$104,185	1%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$79,587	$77,041	3%
Short-term borrowings	2,442	5,056	(52)
Long-term debt	9,726	9,206	6
Accrued expenses and other liabilities	2,131	2,068	3
Total liabilities	93,886	93,371	1

Shareholders' equity
Preferred stock	1,203	1,071	12
Common stock	11	11	—
Capital surplus	10,038	9,707	3
Less treasury shares, at cost	(40)	(35)	(14)
Accumulated other comprehensive loss	(730)	(528)	(38)
Retained earnings (deficit)	990	588	68
Total shareholders’ equity	11,472	10,814	6
Total liabilities and shareholders’ equity	$105,358	$104,185	1%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000
Common shares issued	1,107,817,801	1,075,294,946
Common shares outstanding	1,104,226,603	1,072,026,681
Treasury shares outstanding	3,591,198	3,268,265
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares issued	2,707,571	2,702,571
Preferred shares outstanding	740,500	1,098,006

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2018		2018		2017		2017		2017
Ending Balances by Type:
Total loans
Commercial:
Commercial and industrial	$28,850	40%	$28,622	40%	$28,107	40%	$27,469	40%	$27,969	41%
Commercial real estate:
Construction	1,083	1	1,167	2	1,217	2	1,182	2	1,145	2
Commercial	6,118	8	6,245	9	6,008	9	6,024	9	6,000	9
Commercial real estate	7,201	9	7,412	11	7,225	11	7,206	11	7,145	11
Total commercial	36,051	49	36,034	51	35,332	51	34,675	51	35,114	52
Consumer:
Automobile	12,390	17	12,146	17	12,100	17	11,876	17	11,555	17
Home equity	9,907	14	9,987	14	10,099	14	9,985	15	9,966	15
Residential mortgage	10,006	14	9,357	13	9,026	13	8,616	13	8,237	12
RV and marine finance	2,846	4	2,549	3	2,438	3	2,371	3	2,178	3
Other consumer	1,206	2	1,090	2	1,122	2	1,064	1	1,009	1
Total consumer	36,355	51	35,129	49	34,785	49	33,912	49	32,945	48
Total loans and leases	$72,406	100%	$71,163	100%	$70,117	100%	$68,587	100%	$68,059	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2018		2018		2017		2017		2017
Ending Balances by Business Segment:
Consumer and Business Banking	$21,888	30%	$21,471	31%	$21,379	31%	$20,921	31%	$20,663	31%
Commercial Banking(1)	26,373	36	26,311	37	25,767	37	25,297	37	25,400	37
Vehicle Finance	18,569	26	18,090	25	17,818	25	17,363	25	17,040	25
RBHPCG	5,527	8	5,227	7	5,145	7	5,012	7	4,888	7
Treasury / Other	49	—	64	—	8	—	(6)	—	68	—
Total loans and leases	$72,406	100%	$71,163	100%	$70,117	100%	$68,587	100%	$68,059	100%

Average Balances by Business Segment:
Consumer and Business Banking	$21,653	31%	$21,429	31%	$21,096	31%	$20,769	31%	$20,525	31%
Commercial Banking(1)	26,505	37	25,969	37	25,208	37	25,209	37	25,198	37
Vehicle Finance	18,280	25	17,814	25	17,497	25	17,242	25	16,751	25
RBHPCG	5,355	7	5,181	7	5,071	7	4,937	7	4,758	7
Treasury / Other	94	—	91	—	68	—	119	—	113	—
Total loans and leases	$71,887	100%	$70,484	100%	$68,940	100%	$68,276	100%	$67,345	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2018		2018		2017		2017		2017

Ending Balances by Type:
Demand deposits - noninterest-bearing	$20,353	26%	$20,807	26%	$21,546	28%	$22,225	28%	$21,420	28%
Demand deposits - interest-bearing	19,026	24	19,337	25	18,001	23	18,343	23	17,113	23
Money market deposits	20,990	26	20,849	26	20,690	27	20,553	26	19,423	26
Savings and other domestic deposits	10,987	14	11,291	14	11,270	15	11,441	15	11,758	15
Core certificates of deposit	4,402	6	3,157	4	1,934	3	2,009	3	2,088	3
Total core deposits	75,758	96	75,441	95	73,441	96	74,571	95	71,802	95
Other domestic deposits of $250,000 or more	265	—	228	—	239	—	418	1	441	1
Brokered deposits and negotiable CDs	3,564	4	3,802	5	3,361	4	3,456	4	3,690	4
Total deposits	$79,587	100%	$79,471	100%	$77,041	100%	$78,445	100%	$75,933	100%
Total core deposits:
Commercial	$34,094	45%	$34,615	46%	$34,273	47%	$35,516	48%	$32,201	45%
Consumer	41,664	55	40,826	54	39,168	53	39,055	52	39,601	55
Total core deposits	$75,758	100%	$75,441	100%	$73,441	100%	$74,571	100%	$71,802	100%

Ending Balances by Business Segment:
Consumer and Business Banking	$48,186	60%	$47,124	59%	$45,643	59%	$45,694	58%	$45,972	61%
Commercial Banking(1)	21,142	27	21,838	28	21,235	28	22,529	29	19,481	26
Vehicle Finance	340	—	345	—	358	—	319	—	330	—
RBHPCG	5,985	8	6,053	8	6,057	8	5,944	8	5,883	8
Treasury / Other(2)	3,934	5	4,111	5	3,748	5	3,959	5	4,267	5
Total deposits	$79,587	100%	$79,471	100%	$77,041	100%	$78,445	100%	$75,933	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2018		2018		2017		2017		2017
Average Balances by Business Segment:
Consumer and Business Banking	$47,242	60%	$45,310	59%	$45,625	59%	$45,511	59%	$45,704	60%
Commercial Banking(1)	21,671	27	21,679	28	22,118	28	21,834	28	20,267	26
Vehicle Finance	328	—	349	—	323	—	300	—	301	—
RBHPCG	5,947	8	5,873	8	5,851	8	5,826	8	5,937	8
Treasury / Other(2)	4,102	5	3,735	5	3,820	5	4,073	5	4,344	6
Total deposits	$79,290	100%	$76,946	100%	$77,737	100%	$77,544	100%	$76,553	100%

(1)
We announced a change within our executive leadership team, which became effective during the 2017 fourth quarter. As a result, the Commercial Real Estate operating unit is now included as an operating unit within the Commercial Banking segment.

(2)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (2)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2017	2017	2017	1Q18	2Q17
Assets
Interest-bearing deposits in banks	$84	$90	$90	$102	$102	(7)%	(18)%
Securities:
Trading account securities	82	87	87	92	91	(6)	(10)
Available-for-sale securities:
Taxable	10,832	11,158	11,154	11,680	12,570	(3)	(14)
Tax-exempt	3,554	3,633	3,404	3,160	3,103	(2)	15
Total available-for-sale securities	14,386	14,791	14,558	14,840	15,673	(3)	(8)
Held-to-maturity securities - taxable	8,706	8,877	9,066	8,264	7,426	(2)	17
Other securities	599	605	598	597	566	(1)	6
Total securities	23,773	24,360	24,309	23,793	23,756	(2)	—
Loans held for sale	619	478	598	678	525	29	18
Loans and leases:(1)
Commercial:
Commercial and industrial	28,863	28,243	27,445	27,643	27,992	2	3
Commercial real estate:
Construction	1,126	1,189	1,199	1,152	1,130	(5)	—
Commercial	6,233	6,142	5,997	6,064	5,940	1	5
Commercial real estate	7,359	7,331	7,196	7,216	7,070	—	4
Total commercial	36,222	35,574	34,641	34,859	35,062	2	3
Consumer:
Automobile	12,271	12,100	11,963	11,713	11,324	1	8
Home equity	9,941	10,040	10,027	9,960	9,958	(1)	—
Residential mortgage	9,624	9,174	8,809	8,402	7,979	5	21
RV and marine finance	2,667	2,481	2,405	2,296	2,039	7	31
Other consumer	1,162	1,115	1,095	1,046	983	4	18
Total consumer	35,665	34,910	34,299	33,417	32,283	2	10
Total loans and leases	71,887	70,484	68,940	68,276	67,345	2	7
Allowance for loan and lease losses	(742)	(709)	(688)	(672)	(672)	5	10
Net loans and leases	71,145	69,775	68,252	67,604	66,673	2	7
Total earning assets	96,363	95,412	93,937	92,849	91,728	1	5
Cash and due from banks	1,283	1,217	1,226	1,299	1,287	5	—
Intangible assets	2,318	2,332	2,346	2,359	2,373	(1)	(2)
All other assets	5,599	5,596	5,481	5,455	5,405	—	4
Total assets	$104,821	$103,848	$102,302	$101,290	$100,121	1%	5%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	20,382	20,572	21,745	21,723	21,599	(1)%	(6)%
Demand deposits - interest-bearing	19,121	18,630	18,175	17,878	17,445	3	10
Total demand deposits	39,503	39,202	39,920	39,601	39,044	1	1
Money market deposits	20,943	20,678	20,731	20,314	19,212	1	9
Savings and other domestic deposits	11,146	11,219	11,348	11,590	11,889	(1)	(6)
Core certificates of deposit	3,794	2,293	1,947	2,044	2,146	65	77
Total core deposits	75,386	73,392	73,946	73,549	72,291	3	4
Other domestic deposits of $250,000 or more	243	247	400	432	479	(2)	(49)
Brokered deposits and negotiable CDs	3,661	3,307	3,391	3,563	3,783	11	(3)
Total deposits	79,290	76,946	77,737	77,544	76,553	3	4
Short-term borrowings	3,082	5,228	2,837	2,391	2,687	(41)	15
Long-term debt	9,225	8,958	9,232	8,949	8,730	3	6
Total interest-bearing liabilities	71,215	70,560	68,061	67,161	66,371	1	7
All other liabilities	1,891	1,861	1,819	1,661	1,557	2	21
Shareholders’ equity	11,333	10,855	10,677	10,745	10,594	4	7
Total liabilities and shareholders’ equity	$104,821	$103,848	$102,302	$101,290	$100,121	1%	5%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Assets
Interest-bearing deposits in banks	$1	$—	$1	$—	$1
Securities:
Trading account securities	—	—	—	—	—
Available-for-sale securities:
Taxable	71	70	69	69	74
Tax-exempt	30	29	31	29	29
Total available-for-sale securities	101	99	100	98	103
Held-to-maturity securities - taxable	53	54	55	49	44
Other securities	7	6	6	5	4
Total securities	161	159	161	152	151
Loans held for sale	6	5	5	7	5
Loans and leases:
Commercial:
Commercial and industrial	329	303	292	286	286
Commercial real estate:
Construction	15	14	14	13	12
Commercial	72	65	61	63	60
Commercial real estate	87	79	75	76	72
Total commercial	416	382	367	362	358
Consumer:
Automobile	111	106	109	106	100
Home equity	126	121	119	119	114
Residential mortgage	89	84	80	77	73
RV and marine finance	34	31	32	32	28
Other consumer	35	33	32	31	28
Total consumer	395	375	372	365	343
Total loans and leases	811	757	739	727	701
Total earning assets	$979	$921	$906	$886	$858

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	18	13	13	10	9
Total demand deposits	18	13	13	10	9
Money market deposits	31	23	20	19	15
Savings and other domestic deposits	6	6	5	6	6
Core certificates of deposit	14	6	4	4	3
Total core deposits	69	48	42	39	33
Other domestic deposits of $250,000 or more	1	—	—	1	—
Brokered deposits and negotiable CDs	17	12	11	10	9
Total deposits	87	60	53	50	42
Short-term borrowings	14	19	8	6	5
Long-term debt	87	65	63	59	54
Total interest bearing liabilities	188	144	124	115	101
Net interest income	$791	$777	$782	$771	$757

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates(2)
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis(1)	2018	2018	2017	2017	2017
Assets
Interest-bearing deposits in banks	1.95%	1.97%	1.92%	1.77%	1.53%
Securities:
Trading account securities	0.23	0.15	0.21	0.16	0.25
Available-for-sale securities:
Taxable	2.63	2.51	2.45	2.38	2.35
Tax-exempt	3.35	3.18	3.76	3.62	3.71
Total available-for-sale securities	2.81	2.67	2.75	2.64	2.62
Held-to-maturity securities - taxable	2.42	2.45	2.41	2.36	2.38
Other securities	4.58	3.98	3.86	3.35	3.18
Total securities	2.71	2.62	2.64	2.55	2.55
Loans held for sale	4.17	3.82	3.68	3.83	3.73
Loans and leases:(3)
Commercial:
Commercial and industrial	4.52	4.28	4.17	4.05	4.04
Commercial real estate:
Construction	5.26	4.73	4.47	4.55	4.26
Commercial	4.58	4.24	4.03	4.08	3.97
Commercial real estate	4.68	4.32	4.10	4.16	4.02
Total commercial	4.55	4.29	4.15	4.07	4.04
Consumer:
Automobile	3.63	3.56	3.61	3.60	3.55
Home equity	5.09	4.90	4.71	4.72	4.61
Residential mortgage	3.69	3.66	3.66	3.65	3.66
RV and marine finance	5.11	5.11	5.25	5.43	5.57
Other consumer	11.90	11.78	11.53	11.59	11.47
Total consumer	4.43	4.34	4.31	4.32	4.27
Total loans and leases	4.49	4.32	4.23	4.20	4.15
Total earning assets	4.07	3.91	3.83	3.78	3.75
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—	—	—	—	—
Demand deposits - interest-bearing	0.38	0.29	0.26	0.23	0.20
Total demand deposits	0.18	0.14	0.12	0.10	0.09
Money market deposits	0.60	0.45	0.40	0.36	0.31
Savings and other domestic deposits	0.21	0.20	0.20	0.20	0.21
Core certificates of deposit	1.56	1.01	0.75	0.73	0.56
Total interest-bearing core deposits	0.51	0.36	0.32	0.30	0.26
Other domestic deposits of $250,000 or more	1.01	0.69	0.54	0.61	0.49
Brokered deposits and negotiable CDs	1.81	1.47	1.21	1.16	0.95
Total interest-bearing deposits	0.59	0.43	0.37	0.35	0.31
Short-term borrowings	1.82	1.47	1.15	0.95	0.78
Long-term debt	3.75	2.92	2.73	2.65	2.49
Total interest-bearing liabilities	1.05	0.82	0.73	0.68	0.61
Net interest rate spread	3.02	3.09	3.10	3.10	3.14
Impact of noninterest-bearing funds on margin	0.27	0.21	0.20	0.19	0.17
Net interest margin	3.29%	3.30%	3.30%	3.29%	3.31%

Commercial Loan Derivative Impact
(Unaudited)
	Average Rates
	2018	2018	2017	2017	2017
Fully-taxable equivalent basis(1)	Second	First	Fourth	Third	Second
Commercial loans(2)(3)	4.55%	4.29%	4.16%	4.10%	4.06%
Impact of commercial loan derivatives	—	—	(0.01)	(0.03)	(0.02)
Total commercial - as reported	4.55%	4.29%	4.15%	4.07%	4.04%

Average 30 day LIBOR	1.97%	1.65%	1.33%	1.23%	1.06%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 10 for the FTE adjustment.

(2)	Yield/rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.

(3)	Includes nonaccrual loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data(1)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions, except share amounts)	2018	2018	2017	2017	2017
Interest income	$972	$914	$894	$873	$846
Interest expense	188	144	124	115	101
Net interest income	784	770	770	758	745
Provision for credit losses	56	66	65	43	25
Net interest income after provision for credit losses	728	704	705	715	720
Service charges on deposit accounts	91	86	91	91	88
Cards and payment processing income	56	53	53	54	52
Trust and investment management services	42	44	41	39	37
Mortgage banking income	28	26	33	34	32
Insurance income	21	21	21	18	22
Capital markets fees	21	19	23	22	17
Bank owned life insurance income	17	15	18	16	15
Gain on sale of loans	15	8	17	14	12
Securities gains (losses)	—	—	(4)	—	—
Other income	45	42	47	42	50
Total noninterest income	336	314	340	330	325
Personnel costs	396	376	373	377	392
Outside data processing and other services	69	73	71	80	75
Net occupancy	35	41	36	55	53
Equipment	38	40	36	45	43
Deposit and other insurance expense	18	18	19	19	20
Professional services	15	11	18	15	18
Marketing	18	8	10	17	19
Amortization of intangibles	13	14	14	14	14
Other expense	50	52	56	58	60
Total noninterest expense	652	633	633	680	694
Income before income taxes	412	385	412	365	351
Provision for income taxes	57	59	(20)	90	79
Net income	355	326	432	275	272
Dividends on preferred shares	21	12	19	19	19
Net income applicable to common shares	$334	$314	$413	$256	$253

Average common shares - basic (000)	1,103,337	1,083,836	1,077,397	1,086,038	1,088,934
Average common shares - diluted	1,122,612	1,124,778	1,130,117	1,106,491	1,108,527

Per common share
Net income - basic	$0.30	$0.29	$0.38	$0.24	$0.23
Net income - diluted	0.30	0.28	0.37	0.23	0.23
Cash dividends declared	0.11	0.11	0.11	0.08	0.08

Revenue - fully-taxable equivalent (FTE)
Net interest income	$784	$770	$770	$758	$745
FTE adjustment	7	7	12	13	12
Net interest income(2)	791	777	782	771	757
Noninterest income	336	314	340	330	325
Total revenue(2)	$1,127	$1,091	$1,122	$1,101	$1,082

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2018	2018	2017	2017	2017	1Q18	2Q17
Net origination and secondary marketing income	$21	$18	$24	$25	$24	17%	(13)%
Net mortgage servicing income
Loan servicing income	14	14	13	13	13	—	8
Amortization of capitalized servicing	(8)	(8)	(8)	(7)	(7)	—	(14)
Operating income	6	6	5	6	6	—	—
MSR valuation adjustment (1)	—	7	2	—	(3)	100	(100)
Gains (losses) due to MSR hedging	—	(7)	(1)	—	2	(100)	100
Net MSR risk management	—	—	1	—	(1)	—	(100)
Total net mortgage servicing income	$6	$6	$6	$6	$5	—%	20%
All other	1	2	3	3	3	(50)	(67)
Mortgage banking income	$28	$26	$33	$34	$32	8%	(13)%

Mortgage origination volume	$2,127	$1,513	$1,784	$1,828	$1,756	41%	21%
Mortgage origination volume for sale	1,131	870	1,006	1,095	1,018	30	11

Third party mortgage loans serviced (2)	20,416	20,225	19,989	19,552	19,111	1	7
Mortgage servicing rights (2)	215	212	202	195	189	1	14
MSR % of investor servicing portfolio (2)	1.05%	1.05%	1.01%	1.00%	0.99%	—%	6%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Allowance for loan and lease losses, beginning of period	$721	$691	$675	$668	$673
Loan and lease losses	(53)	(73)	(60)	(65)	(57)
Recoveries of loans previously charged off	25	35	19	22	21
Net loan and lease losses	(28)	(38)	(41)	(43)	(36)
Provision for loan and lease losses	48	68	57	50	31
Allowance for loan and lease losses, end of period	741	721	691	675	668
Allowance for unfunded loan commitments and letters of credit, beginning of period	85	87	79	85	92
Provision for (reduction in) unfunded loan commitments and letters of credit losses	8	(2)	8	(6)	(7)
Allowance for unfunded loan commitments and letters of credit, end of period	93	85	87	79	85
Total allowance for credit losses, end of period	$834	$806	$778	$754	$753
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.02%	1.01%	0.99%	0.98%	0.98%
Nonaccrual loans and leases (NALs)	197	188	198	200	183
Nonperforming assets (NPAs)	180	172	178	175	161
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.15%	1.13%	1.11%	1.10%	1.11%

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Net charge-offs by loan and lease type:

Total loans
Commercial:
Commercial and industrial	$3	$17	$8	$13	$13
Commercial real estate:
Construction	—	(1)	(1)	(1)	—
Commercial	(1)	(13)	—	(3)	(4)
Commercial real estate	(1)	(14)	(1)	(4)	(4)
Total commercial	2	3	7	9	9
Consumer:
Automobile	7	10	12	9	9
Home equity	—	3	1	1	1
Residential mortgage	1	1	—	2	1
RV and marine finance	2	3	2	4	2
Other consumer	16	18	19	18	14
Total consumer	26	35	34	34	27
Total net charge-offs	$28	$38	$41	$43	$36

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.04%	0.24%	0.10%	0.19%	0.18%
Commercial real estate:
Construction	(0.22)	(0.18)	(0.14)	(0.30)	0.03
Commercial	(0.06)	(0.80)	(0.02)	(0.21)	(0.24)
Commercial real estate	(0.08)	(0.70)	(0.04)	(0.22)	(0.20)
Total commercial	0.02	0.04	0.07	0.11	0.11
Consumer:
Automobile	0.22	0.32	0.39	0.33	0.29
Home equity	0.01	0.11	0.01	0.06	0.05
Residential mortgage	0.04	0.04	0.04	0.10	0.05
RV and marine finance	0.34	0.42	0.46	0.59	0.37
Other consumer	5.60	6.51	6.99	6.51	5.81
Total consumer	0.30	0.39	0.40	0.40	0.33
Net charge-offs as a % of average loans	0.16%	0.21%	0.24%	0.25%	0.21%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$207	$190	$161	$170	$195
Commercial real estate	25	30	29	18	17
Automobile	4	5	6	4	4
Residential mortgage	73	82	84	75	80
RV and marine finance	1	1	1	—	—
Home equity	68	75	68	71	68
Other consumer	—	—	—	—	—
Total nonaccrual loans and leases	378	383	349	338	364
Other real estate, net:
Residential	23	23	24	26	27
Commercial	5	7	9	16	17
Total other real estate, net	28	30	33	42	44
Other NPAs (1)	6	7	7	7	7
Total nonperforming assets	$412	$420	$389	$387	$415

Nonaccrual loans and leases as a % of total loans and leases	0.52%	0.54%	0.50%	0.49%	0.54%
NPA ratio (2)	0.57	0.59	0.55	0.56	0.61
(NPA+90days)/(Loan+OREO) (3)	0.75	0.74	0.72	0.74	0.81

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Nonperforming assets, beginning of period	$420	$389	$387	$415	$458
New nonperforming assets	96	158	116	85	89
Returns to accruing status	(25)	(23)	(25)	(38)	(33)
Loan and lease losses	(21)	(32)	(21)	(23)	(17)
Payments	(53)	(64)	(54)	(44)	(71)
Sales and held-for-sale transfers	(5)	(8)	(14)	(8)	(11)
Nonperforming assets, end of period	$412	$420	$389	$387	$415

(1)	Other nonperforming assets includes certain impaired investment securities.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$9	$9	$14	$22
Commercial real estate	—	1	3	10	17
Automobile	6	6	7	10	9
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	19	21	14	17
RV and marine finance	1	2	1	2	2
Home equity	16	15	18	16	18
Other consumer	4	4	5	4	3
Total, excl. loans guaranteed by the U.S. Government	54	56	64	70	88
Add: loans guaranteed by U.S. Government	78	50	51	49	48
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$132	$106	$115	$119	$136

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.08%	0.09%	0.10%	0.13%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.07	0.07	0.07	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18	0.15	0.16	0.17	0.20

Accruing troubled debt restructured loans:
Commercial and industrial	$314	$316	$300	$268	$270
Commercial real estate	65	76	78	80	74
Automobile	32	32	30	29	28
Home equity	258	261	265	265	269
Residential mortgage	221	224	224	235	238
RV and marine finance	1	1	1	1	1
Other consumer	9	6	8	7	4
Total accruing troubled debt restructured loans	$900	$916	$906	$885	$884

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$87	$83	$82	$96	$90
Commercial real estate	14	16	15	4	4
Automobile	3	3	4	4	4
Home equity	28	31	28	31	29
Residential mortgage	46	52	55	50	56
RV and marine finance	1	—	—	—	—
Other consumer	—	—	—	—	—
Total nonaccruing troubled debt restructured loans	$179	$185	$184	$185	$183

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Common equity tier 1 risk-based capital ratio:(1)
Total shareholders’ equity	$11,472	$11,308	$10,814	$10,699	$10,654
Regulatory capital adjustments:
Shareholders’ preferred equity	(1,207)	(1,207)	(1,076)	(1,076)	(1,076)
Accumulated other comprehensive income offset	729	676	528	370	350
Goodwill and other intangibles, net of related taxes	(2,229)	(2,244)	(2,200)	(2,150)	(2,161)
Deferred tax assets that arise from tax loss and credit carryforwards	(28)	(29)	(25)	(26)	(27)
Common equity tier 1 capital	8,737	8,504	8,041	7,817	7,740
Additional tier 1 capital
Shareholders’ preferred equity	1,207	1,207	1,076	1,076	1,076
Other	—	1	(7)	(7)	(7)
Tier 1 capital	9,944	9,712	9,110	8,886	8,809
Long-term debt and other tier 2 qualifying instruments	809	804	869	885	887
Qualifying allowance for loan and lease losses	834	806	778	754	753
Tier 2 capital	1,643	1,610	1,647	1,639	1,640
Total risk-based capital	$11,587	$11,322	$10,757	$10,525	$10,449
Risk-weighted assets (RWA)(1)	$82,951	$81,365	$80,340	$78,631	$78,366
Common equity tier 1 risk-based capital ratio(1)	10.53%	10.45%	10.01%	9.94%	9.88%
Other regulatory capital data:
Tier 1 leverage ratio(1)	9.65	9.53	9.09	8.96	8.98
Tier 1 risk-based capital ratio(1)	11.99	11.94	11.34	11.30	11.24
Total risk-based capital ratio(1)	13.97	13.92	13.39	13.39	13.33
Non-regulatory capital data:
Tangible common equity / RWA ratio(1)	9.67	9.65	9.31	9.41	9.37

(1)	June 30, 2018, figures are estimated.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2018	2018	2017	2017	2017
Common stock price, per share
High(1)	$15.850	$16.600	$14.930	$14.050	$13.785
Low(1)	14.260	14.490	13.040	12.140	12.225
Close	14.760	15.100	14.560	13.960	13.520
Average closing price	15.040	15.718	13.470	13.152	12.949
Dividends, per share
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.08	$0.08
Common shares outstanding (000)
Average - basic	1,103,337	1,083,836	1,077,397	1,086,038	1,088,934
Average - diluted	1,122,612	1,124,778	1,130,117	1,106,491	1,108,527
Ending	1,104,227	1,101,796	1,072,027	1,080,946	1,090,016
Tangible book value per common share(2)	$7.27	$7.12	$6.97	$6.85	$6.74
Common share repurchases (000)
Number of shares repurchased	—	3,007	9,785	9,645	—
Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2018	2018	2017	2017	2017
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$11,472	$11,308	$10,814	$10,699	$10,654
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(319)	(333)	(346)	(360)	(374)
Add: related deferred tax liability(2)	67	70	73	126	131
Total tangible equity	9,227	9,052	8,548	8,472	8,418
Less: preferred equity	(1,203)	(1,203)	(1,071)	(1,071)	(1,071)
Total tangible common equity	$8,024	$7,849	$7,477	$7,401	$7,347
Total assets	$105,358	$104,246	$104,185	$101,988	$101,407
Less: goodwill	(1,993)	(1,993)	(1,993)	(1,993)	(1,993)
Less: other intangible assets	(319)	(333)	(346)	(360)	(374)
Add: related deferred tax liability(2)	67	70	73	126	131
Total tangible assets	$103,113	$101,990	$101,919	$99,761	$99,171
Tangible equity / tangible asset ratio	8.95%	8.88%	8.39%	8.49%	8.49%
Tangible common equity / tangible asset ratio	7.78	7.70	7.34	7.42	7.41
Other data:
Number of employees (Average full-time equivalent)	15,732	15,599	15,375	15,508	15,877
Number of domestic full-service branches(3)	968	966	966	958	996
ATM Count	1,831	1,866	1,848	1,860	1,860

(1)	High and low stock prices are intra-day quotes obtained from Bloomberg.

(2)	Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate and a 35% tax rate for periods prior to December 31, 2017.

(3)	Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (2)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2018	2017	Amount	Percent
Assets
Interest-bearing deposits in banks	$87	$101	$(14)	(14)%
Securities:
Trading account securities	84	114	(30)	(26)
Available-for-sale securities:
Taxable	10,994	12,401	(1,407)	(11)
Tax-exempt	3,593	3,075	518	17
Total available-for-sale securities	14,587	15,476	(889)	(6)
Held-to-maturity securities - taxable	8,791	7,541	1,250	17
Other securities	602	569	33	6
Total securities	24,064	23,700	364	2
Loans held for sale	549	470	79	17
Loans and leases:(1)
Commercial:
Commercial and industrial	28,555	27,957	598	2
Commercial real estate:
Construction	1,157	1,221	(64)	(5)
Commercial	6,188	5,990	198	3
Commercial real estate	7,345	7,211	134	2
Total commercial	35,900	35,168	732	2
Consumer:
Automobile	12,186	11,194	992	9
Home equity	9,986	9,994	(8)	—
Residential mortgage	9,401	7,879	1,522	19
RV and marine finance	2,574	1,957	617	32
Other consumer	1,143	972	171	18
Total consumer	35,290	31,996	3,294	10
Total loans and leases	71,190	67,164	4,026	6
Allowance for loan and lease losses	(726)	(654)	(72)	11
Net loans and leases	70,464	66,510	3,954	6
Total earning assets	95,890	91,435	4,455	5
Cash and due from banks	1,250	1,647	(397)	(24)
Intangible assets	2,325	2,380	(55)	(2)
All other assets	5,598	5,424	174	3
Total assets	$104,337	$100,232	4,105	4%
Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$20,477	$21,664	$(1,187)	(5)%
Demand deposits - interest-bearing	18,877	17,127	1,750	10
Total demand deposits	39,354	38,791	563	1
Money market deposits	20,811	18,934	1,877	10
Savings and other domestic deposits	11,182	11,930	(748)	(6)
Core certificates of deposit	3,048	2,243	805	36
Total core deposits	74,395	71,898	2,497	3
Other domestic deposits of $250,000 or more	245	474	(229)	(48)
Brokered deposits and negotiable CDs	3,485	3,876	(391)	(10)
Total deposits	78,125	76,248	1,877	2
Short-term borrowings	4,149	3,236	913	28
Long-term debt	9,092	8,630	462	5
Total interest-bearing liabilities	70,889	66,450	4,439	7
All other liabilities	1,876	1,609	267	17
Shareholders’ equity	11,095	10,509	586	6
Total liabilities and shareholders’ equity	$104,337	$100,232	$4,105	4%

(1)	Includes nonaccrual loans.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2018	2017
Assets
Interest-bearing deposits in banks	$1	$1
Securities:
Trading account securities	—	—
Available-for-sale securities:
Taxable	141	146
Tax-exempt	59	58
Total available-for-sale securities	200	204
Held-to-maturity securities - taxable	107	89
Other securities	13	9
Total securities	320	302
Loans held for sale	11	9
Loans and leases:
Commercial:
Commercial and industrial	632	564
Commercial real estate:
Construction	29	25
Commercial	137	115
Commercial real estate	166	140
Total commercial	798	704
Consumer:
Automobile	217	197
Home equity	247	225
Residential mortgage	173	144
RV and marine finance	65	54
Other consumer	68	55
Total consumer	770	675
Total loans and leases	1,568	1,379
Total earning assets	$1,900	$1,691
Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—
Demand deposits - interest-bearing	31	15
Total demand deposits	31	15
Money market deposits	54	27
Savings and other domestic deposits	12	13
Core certificates of deposit	20	5
Total core deposits	117	60
Other domestic deposits of $250,000 or more	1	1
Brokered deposits and negotiable CDs	29	16
Total deposits	147	77
Short-term borrowings	33	11
Long-term debt	152	104
Total interest-bearing liabilities	332	192
Net interest income	$1,568	$1,499

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates(2)
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2018	2017
Assets
Interest-bearing deposits in banks	1.96%	1.31%
Securities:
Trading account securities	0.19	0.17
Available-for-sale securities:
Taxable	2.57	2.34
Tax-exempt	3.26	3.74
Total available-for-sale securities	2.74	2.62
Held-to-maturity securities - taxable	2.44	2.37
Other securities	4.28	3.23
Total securities	2.67	2.55
Loans held for sale	4.02	3.76
Loans and leases:(3)
Commercial:
Commercial and industrial	4.40	4.01
Commercial real estate:
Construction	4.99	4.09
Commercial	4.41	3.83
Commercial real estate	4.50	3.88
Total commercial	4.42	3.98
Consumer:
Automobile	3.60	3.55
Home equity	4.99	4.54
Residential mortgage	3.68	3.65
RV and marine finance	5.11	5.60
Other consumer	11.80	11.49
Total consumer	4.39	4.25
Total loans and leases	4.41	4.11
Total earning assets	4.00%	3.73%
Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%
Demand deposits - interest-bearing	0.33	0.18
Total demand deposit	0.16	0.08
Money market deposits	0.52	0.29
Savings and other domestic deposits	0.20	0.21
Core certificates of deposit	1.35	0.47
Total interest-bearing core deposits	0.44	0.24
Other domestic deposits of $250,000 or more	0.85	0.47
Brokered deposits and negotiable CDs	1.65	0.83
Total interest-bearing deposits	0.51	0.28
Short-term borrowings	1.60	0.69
Long-term debt	3.34	2.41
Total interest-bearing liabilities	0.94	0.58
Net interest rate spread	3.06	3.15
Impact of noninterest-bearing funds on margin	0.24	0.16
Net interest margin	3.30%	3.31%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis(1)	2018	2017
Commercial loans(2)(3)	4.42%	4.00%
Impact of commercial loan derivatives	—%	(0.02)%
Total commercial - as reported	4.42%	3.98%

Average 30 day LIBOR	1.81%	0.94%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data(1)
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share amounts)	2018	2017	Amount	Percent
Interest income	$1,886	$1,667	$219	13%
Interest expense	332	192	140	73
Net interest income	1,554	1,475	79	5
Provision for credit losses	122	93	29	31
Net interest income after provision for credit losses	1,432	1,382	50	4
Service charges on deposit accounts	177	171	6	4
Cards and payment processing income	109	100	9	9
Trust and investment management services	86	76	10	13
Mortgage banking income	54	64	(10)	(16)
Insurance income	42	42	—	—
Capital market fees	40	31	9	29
Bank owned life insurance income	32	33	(1)	(3)
Gain on sale of loans	23	25	(2)	(8)
Securities gains (losses)	—	—	—	—
Other income	87	96	(9)	(9)
Total noninterest income	650	638	12	2
Personnel costs	772	774	(2)	—
Outside data processing and other services	142	162	(20)	(12)
Net occupancy	76	120	(44)	(37)
Equipment	78	90	(12)	(13)
Deposit and other insurance expense	36	41	(5)	(12)
Professional services	26	36	(10)	(28)
Marketing	26	33	(7)	(21)
Amortization of intangibles	27	29	(2)	(7)
Other expense	102	117	(15)	(13)
Total noninterest expense	1,285	1,402	(117)	(8)
Income before income taxes	797	618	179	29
Provision for income taxes	116	138	(22)	(16)
Net income	681	480	201	42
Dividends on preferred shares	33	38	(5)	(13)
Net income applicable to common shares	$648	$442	$206	47%
Average common shares - basic	1,093,587	1,087,654	6	1%
Average common shares - diluted	1,123,646	1,108,572	15	1
Per common share
Net income - basic	$0.59	$0.41	$0.18	44
Net income - diluted	0.58	0.40	0.18	45
Cash dividends declared	0.22	0.16	0.06	38
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,554	$1,475	$79	5
FTE adjustment(2)	14	24	(10)	(42)
Net interest income	1,568	1,499	69	5
Noninterest income	650	638	12	2
Total revenue(2)	$2,218	$2,137	$81	4%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)	On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate and a 35% tax rate for periods prior to January 1, 2018.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2018	2017	Amount	Percent
Net origination and secondary marketing income	$39	$46	(7)	(15)%
Net mortgage servicing income
Loan servicing income	28	26	2	8
Amortization of capitalized servicing	(16)	(14)	(2)	(14)
Operating income	12	12	—	—
MSR valuation adjustment (1)	7	(1)	8	(800)
Gains (losses) due to MSR hedging	(7)	1	(8)	800
Net MSR risk management	—	—	—	—
Total net mortgage servicing income	$12	$12	$—	—%
All other	3	6	(3)	(50)
Mortgage banking income	$54	$64	$(10)	(16)%

Mortgage origination volume	$3,640	$3,022	$618	20%
Mortgage origination volume for sale	2,001	1,811	190	10%

Third party mortgage loans serviced (2)	20,416	19,111	1,305	7
Mortgage servicing rights (2)	215	189	26	14
MSR % of investor servicing portfolio	1.05%	0.99%	0.06%	6%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2018	2017
Allowance for loan and lease losses, beginning of period	$691	$638
Loan and lease losses	(126)	(127)
Recoveries of loans previously charged off	60	52
Net loan and lease losses	(66)	(75)
Provision for loan and lease losses	116	105
Allowance of assets sold or transferred to loans held for sale	—	—
Allowance for loan and lease losses, end of period	741	668
Allowance for unfunded loan commitments and letters of credit, beginning of period	$87	$98
Provision for (reduction in) unfunded loan commitments and letters of credit losses	6	(13)
Allowance for unfunded loan commitments and letters of credit, end of period	93	85
Total allowance for credit losses	$834	$753
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.02%	0.98%
Nonaccrual loans and leases (NALs)	197	183
Nonperforming assets (NPAs)	180	161
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.15%	1.11%

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2018	2017
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$20	$21
Commercial real estate:
Construction	(1)	(3)
Commercial	(14)	(3)
Commercial real estate	(15)	(6)
Total commercial	5	15
Consumer:
Automobile	17	21
Home equity	3	3
Residential mortgage	2	4
RV and marine finance	5	4
Other consumer	34	28
Total consumer	61	60
Total net charge-offs	$66	$75

	Six Months Ended June 30,
	2018	2017
Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.14%	0.15%
Commercial real estate:
Construction	(0.20)	(0.50)
Commercial	(0.42)	(0.09)
Commercial real estate	(0.39)	(0.16)
Total commercial	0.03	0.09
Consumer:
Automobile	0.27	0.37
Home equity	0.06	0.06
Residential mortgage	0.04	0.09
RV and marine finance	0.38	0.43
Other consumer	6.02	5.93
Total consumer	0.34	0.38
Net charge-offs as a % of average loans	0.19%	0.22%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2018	2017
Nonaccrual loans and leases (NALs):
Commercial and industrial	$207	$195
Commercial real estate	25	17
Automobile	4	4
Residential mortgage	73	80
RV and marine finance	1	—
Home equity	68	68
Other consumer	—	—
Total nonaccrual loans and leases	378	364
Other real estate, net:
Residential	23	27
Commercial	5	17
Total other real estate, net	28	44
Other NPAs (1)	6	7
Total nonperforming assets (3)	$412	$415

Nonaccrual loans and leases as a % of total loans and leases	0.52%	0.54%
NPA ratio (2)	0.57	0.61

	Six Months Ended June 30,
(dollar amounts in millions)	2018	2017
Nonperforming assets, beginning of period	$389	$481
New nonperforming assets	254	214
Returns to accruing status	(48)	(56)
Loan and lease losses	(53)	(51)
Payments	(117)	(153)
Sales and held-for-sale transfers	(13)	(20)
Nonperforming assets, end of period (2)	$412	$415

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

(3)	Nonaccruing troubled debt restructured loans on page 25 are included in the total nonperforming assets balance.

Huntington Bancshares Incorporated
Year To Date Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2018	2017
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$9	$22
Commercial real estate	—	17
Automobile	6	9
Residential mortgage (excluding loans guaranteed by the U.S. Government)	18	17
RV and marine finance	1	2
Home equity	16	18
Other consumer	4	3
Total, excl. loans guaranteed by the U.S. Government	54	88
Add: loans guaranteed by U.S. Government	78	48
Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$132	$136
Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.13%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.11	0.07
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18	0.20
Accruing troubled debt restructured loans:
Commercial and industrial	$314	$270
Commercial real estate	65	75
Automobile	32	28
Home equity	258	269
Residential mortgage	221	238
RV and marine finance	1	1
Other consumer	9	4
Total accruing troubled debt restructured loans	$900	$885
Nonaccruing troubled debt restructured loans:
Commercial and industrial	$87	$90
Commercial real estate	14	4
Automobile	3	4
Home equity	28	29
Residential mortgage	46	56
RV and marine finance	1	—
Other consumer	—	—
Total nonaccruing troubled debt restructured loans	$179	$183